EXHIBIT 99.2

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                   April 6, 2004
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                Preliminary Structural and Collateral Term Sheet
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               $535,000,000 (approximate) of Senior Certificates
                         GSR Mortgage Loan Trust 2004-5
                    GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2004-5

Overview of the Offered Certificates
------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Expected Ratings
                  Approximate     Collateral   Expected Credit   Initial Pass-  Estimated Avg.  Principal Payment   S&P, Moody's or
Certificates   Principal Balance     Group         Support       Through Rate     Life (yrs)          Window             Fitch
-----------------------------------------------------------------------------------------------------------------------------------
A1                  $172,000,000       I            3.75%                             1.90      May 2004-Feb 2007        AAA/Aaa
A2                  $194,000,000      II            3.75%                             2.57      May 2004-April 2009      AAA/Aaa
A3                  $169,000,000      III           3.75%                             2.89      May 2004-Mar 2011        AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------------

(1) After reset, the Certificates will pay the lesser of 1 year CMT + 1.75% or the Weighted Average Coupon


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                           Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of certificates totaling approximately $535,000,000 expected to be rated AAA by two of either Fitch, S&P or Moody's.

o The expected amount of credit support for each group of senior certificates will be approximately 3.75% (+/- 0.50%).

o All collateral consists of 3/1, 5/1, and 7/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc. and IndyMac Bank, F.S.B.

o     The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------

Expected Settlement:                                             April 30, 2004
Cut-off Date:                                                     April 1, 2004
First Distribution Date:                                           May 25, 2004
Distribution Date:                                25th of each month or the NBD


--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer:                       GSR Mortgage Loan Trust 2004-5

Depositor:                    GS Mortgage Securities Corp.

Originators:                  Countrywide Home Loans, Inc. and IndyMac Bank,
                              F.S.B

Servicers:                    Countrywide Home Loans Servicing LP and IndyMac
                              Bank, F.S.B.

Trustee/Custodian:            JPMorgan Chase Bank

Type of Issuance:             Public

Servicer Advancing:           Yes, subject to recoverability

Compensating Interest:        Yes, for each Distribution Date up to one-half of
                              the monthly servicing fee

Legal Investment:             The senior certificates are expected to be SMMEA
                              eligible at settlement

Interest Accrual:             Prior calendar month

Clean Up Call:                10% of the Cut-off Date principal balance of the
                              Loans

ERISA Eligible:               Underwriter's exemption may apply to senior
                              certificates, however prospective purchasers should consult their own counsel

Tax Treatment:                REMIC; senior certificates are regular interests

Structure:                    Senior/subordinate, shifting interest structure

Expected Subordination:       3.75% (+/- 0.50%)

Rating Agencies:              Two of either Fitch, S&P or Moody's

Minimum Denomination:         $25,000 for the Senior Certificates

Delivery:                     Senior certificates -- DTC

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Preliminary Collateral Description (approximate)         3 Year Fixed       5 Year Fixed       7 Year Fixed        All Loans
                                                            Hybrids            Hybrids            Hybrids
--------------------------------------------------------------------------------------------------------------------------------
AGGREGATE PRINCIPAL BALANCE:                               $179,002,676       $201,582,986       $176,079,399       $556,665,062
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE LOAN BALANCE:                                          $450,888           $454,016           $535,196            475,782
--------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RANGE:                                    3.000% - 6.875%    3.875% - 6.750%    3.625% - 6.875%    3.000% - 6.875%
--------------------------------------------------------------------------------------------------------------------------------
GROSS WAC:                                                       4.418%             4.948%             5.020%              4.800
--------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE SERVICE FEE:                                    0.303%             0.285%             0.251%             0.280%
--------------------------------------------------------------------------------------------------------------------------------
WA MONTHS TO NEXT ROLL:                                              34                 59                 83                 59
--------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE STATED REMAINING TERM (in months):                 358                359                359                359
--------------------------------------------------------------------------------------------------------------------------------
WALTV:                                                              72%                73%                72%                73%
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERCENT:                                                 60%                67%                65%                64%
--------------------------------------------------------------------------------------------------------------------------------
SINGLE LARGEST ZIP CODE PERCENT:                                     2%                 1%                 2%                 1%
--------------------------------------------------------------------------------------------------------------------------------
LARGEST INDIVIDUAL LOAN BALANCE:                             $1,174,500         $1,848,350         $2,000,000         $2,000,000
--------------------------------------------------------------------------------------------------------------------------------
CASH OUT REFINANCE PERCENT:                                         14%                12%                13%                13%
--------------------------------------------------------------------------------------------------------------------------------
PRIMARY RESIDENCE PERCENT:                                          92%                95%                96%                94%
--------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED and PUD PERCENT:                             87%                85%                89%                87%
--------------------------------------------------------------------------------------------------------------------------------
WA FICO:                                                            730                722                732                728
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WEIGHTED AVERAGE GROSS MARGIN:                                   2.464%             2.386%             2.272%             2.375%
--------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE GROSS LIFECAP:                                 10.412%            10.194%            10.021%            10.210%
--------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY PERCENT:                                              71%                59%                59%                63%
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


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backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and
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